Exhibit  10.11

AMENDMENT No. 2 (this “Amendment”) dated as of November 30, 2007, to the CREDIT AGREEMENT dated as of November 28, 2001, as amended and restated as of December 22, 2005, and as further amended by the Incremental Term Loan Amendment dated as of October 19, 2007 (the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC. (f/k/a SALT HOLDINGS CORPORATION), COMPASS MINERALS GROUP, INC., SIFTO CANADA CORP., SALT UNION LIMITED, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, J.P. MORGAN EUROPE LIMITED (f/k/a CHASE MANHATTAN INTERNATIONAL LIMITED), as UK Agent, CALYON NEW YORK BRANCH, as Syndication Agent, and BANK OF AMERICA, N.A. and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents.

A.  Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B.  Holdings has requested that the Lenders agree to (a) amend the Credit Agreement in order to permit the merger of Holdings and the US Borrower, with Holdings as the surviving entity, and (b) amend certain other provisions of the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

C.  The undersigned Lenders are willing, pursuant to the terms and subject to the conditions set forth herein, to approve such amendments.

D.  Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as amended hereby).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the applicable conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 1.01 and Generally.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) by amending the definition of “Asset Sale” by deleting the text “or (q)” in clause (f) of such Section and inserting the text “, (q) or (s)” in lieu thereof.

(b) by inserting the text “prior to the consummation of the Holdings Merger,”:

1.	in the definition of “Change of Control Event”, immediately after the text “(b)(i)”;

2.	in the definition of “Consolidated Interest Expense”, immediately after the text “, plus (c)”; and

3.	in the definition of “Consolidated Net Income”, immediately after the text “, minus (b)”.

(c) by amending the definition of “Consolidated Current Assets” by inserting the text “and the Financed Amount of any Permitted Securitization Financing” immediately prior to the period appearing at the end thereof.

(d) by amending the definition of “Consolidated Debt” by inserting the text “or clause (j)” immediately after the text “described in clause (h)”.

(e) by deleting the definitions of “Consolidated Fixed Charge Coverage Ratio” and “Consolidated Fixed Charges” in their entirety.

(f) by amending the definition of “Consolidated Interest Expense” by (i) inserting the text “plus (d) all discount, interest, yield, fees, premiums and other similar charges or costs in respect of all Permitted Securitization Financings for such period” immediately after the text “pursuant to Section 7.06(k),” in clause (c) thereof and (ii) by substituting the text “in the case of each of clauses (a)-(d)” for the text “in the case of each of clauses (a)-(c)” immediately thereafter.

(g) by amending the definition of “Domestic Subsidiary” by (i) inserting the text “(a) prior to the consummation of the Holdings Merger,” immediately after the text “each Subsidiary of” and (ii) inserting the text “and (b) from and after the consummation of the Holdings Merger, the US Borrower, in each case” immediately after the text “US Borrower)”.

(h) by deleting the definition of “Holdings” in its entirety and substituting the following text therefor:

“Holdings” shall mean Compass Minerals International, Inc., a Delaware corporation; provided that, from and after the consummation of the Holdings Merger, all references to “Holdings” in this Agreement and the other Credit Documents (other than references to “Holdings” as of a time prior to the consummation of the Holdings Merger and references as part of another defined term or of a proper name) shall be deemed to be references to “the US Borrower”.

(i) by amending the definition of “Indebtedness” by (i) substituting “,” for the text “and” immediately before clause (i) thereof and (ii) inserting the text “and (j) the aggregate amount of the Financed Amounts of all Permitted Securitization Financings of Holdings and its Subsidiaries” immediately before the proviso at the end of such definition.

(j) by amending the definition of “Permitted Debt” by inserting the text “, Additional Senior Notes” immediately prior to the text “and Additional Senior Subordinated Notes”.

(k) by amending the definitions of “Permitted Holdings Refinancing Indebtedness” and “Permitted Subordinated Refinancing Indebtedness” by (i) deleting clause (b) of each such definition in its entirety and inserting the following in lieu thereof:

“(b)  such refinancing does not increase the amount of such Indebtedness outstanding immediately prior to such refinancing (other than in an amount equal to the fees, expenses and premiums payable in connection with such refinancing)”

and (ii) in the case of the definition of “Permitted Subordinated Refinancing Indebtedness” only, inserting the text “Additional Senior Notes” immediately after the text “Additional Senior Subordinated Notes,”.

(l) by amending the definition of “Permitted Sale-Leaseback Transaction” by inserting the text “Purchase Money” immediately after the text “Permitted”.

(m) by amending the definition of “Pro Forma Basis” by (i) replacing the first comma appearing in subclause (v) with the text “and” and (ii) deleting the text “and the Consolidated Fixed Charge Coverage Ratio”.

(n) by amending the definition of “Subsidiary Guarantor” by inserting the text “, prior to the consummation of the Holdings Merger,” immediately after the text “(other than”.

(o) by deleting the definition of “US Borrower” in its entirety and substituting the following text therefor:

“US Borrower” shall mean (a) prior to the consummation of the Holdings Merger, Compass Minerals Group, Inc., a Delaware corporation, and (b) from and after the consummation of the Holdings Merger, Compass Minerals International, Inc., a Delaware corporation.

(p) by inserting the following definitions in appropriate alphabetical order:

“Additional Senior Note Documents” shall mean the Additional Senior Notes and all other documents executed and delivered with respect to the Additional Senior Notes.

“Additional Senior Notes” shall mean unsecured senior notes of the US Borrower (i) that do not require any scheduled payment of principal (including pursuant to a sinking fund obligation) or mandatory redemption or redemption at the option of the holders thereof (except for redemptions in respect of asset sales and changes in control on terms that are market terms on the date of issuance) prior to the date that is 91 days after the Term Loan Maturity Date or (unless otherwise provided in the applicable Incremental Term Loan Amendment), if such Indebtedness is incurred after the US Borrower has obtained any Incremental Term Loans or while any Commitments from Additional Lenders to make Incremental Term Loans remain in effect, 91 days after the maturity date for such Incremental Term Loans, unless all such Incremental Term Loans have been repaid in full, and (ii) that otherwise contain terms and conditions (including the maturity thereof, the interest rate applicable thereto (provided that Additional Senior Notes may bear interest at a rate or be issued at a discount that together result in a yield that is a market yield at the time of issuance thereof), amortization, defaults, voting rights, covenants and events of default) that are on terms that are market terms on the date of issuance.

“Financed Amount” shall mean, at any time, with respect to any Permitted Securitization Financing, (i) in the case of a securitization of Receivables Assets, the aggregate amount of funding received by any Special Purpose Securitization Subsidiary (from any Person other than Holdings or any of its Subsidiaries) under such Permitted Securitization Financing in connection with its sale of Receivables Assets or interests therein, net of collections applied to the reduction of such aggregate amount of funding and excluding amounts applied to purchase fees or discount or in the nature of interest, or (ii) in the case of a securitization of Inventory Assets, the aggregate book value of the interests in Inventory Assets transferred pursuant to such Permitted Securitization Financing.

“Holdings Merger” shall mean the merger of Compass Minerals Group, Inc., a Delaware corporation, with and into Compass Minerals International, Inc., a Delaware corporation, with Compass Minerals International, Inc. as the surviving corporation and there being no consideration paid to any Person pursuant to such merger.

“Inventory Assets” shall mean inventory from time to time owned by any Subsidiary of Holdings.

“Permitted Non-Purchase Money Sale-Leaseback Transaction” shall mean any sale by the US Borrower or any of its Subsidiaries of any asset owned by the US Borrower or such Subsidiary, which asset, in each case, is thereafter leased by the purchaser thereof to the US Borrower or such Subsidiary; provided that (i) the consideration for such sale shall be entirely in cash, (ii) the consideration for such sale shall be in an amount at least equal to 100% of the aggregate amount expended by the US Borrower or such Subsidiary in so acquiring such asset and (iii) in each case, the respective transaction is otherwise effected in accordance with the applicable requirements of Section 7.02(n).

“Permitted Preferred Stock Redemption” shall mean the redemption by Great Salt Lake Minerals Corporation of preferred stock certificate No. P10 (representing 16,153,800 shares of preferred stock) held by Great Salt Lake Holdings, LLC pursuant to and in accordance with the terms of the Preferred Redemption Tender Receipt.

“Permitted Sale-Leaseback Transaction” shall mean, collectively, Permitted Purchase Money Sale-Leaseback Transactions and Permitted Non-Purchase Money Sale-Leaseback Transactions.

“Permitted Securitization Documents” shall mean all documents and agreements evidencing, relating to or otherwise governing a Permitted Securitization Financing.

“Permitted Securitization Financing” shall mean one or more transactions by any Subsidiary of Holdings pursuant to which such Subsidiary may sell, convey or otherwise transfer to one or more Special Purpose Securitization Subsidiaries any Receivables Assets (whether now existing or arising in the future) or Inventory Assets (whether now existing or acquired in the future) of such Subsidiary, and all interests therein and all contracts and all supporting obligations (as defined in the Uniform Commercial Code as in effect in the State of New York) or other obligations in respect of such Receivables Assets, the proceeds of such Receivables Assets or Inventory Assets and other assets that are customarily transferred in connection with sales, factoring or securitizations involving Receivables Assets or Inventory Assets (collectively, the “Related Assets”); provided that recourse to Holdings or any Subsidiary (other than the Special Purpose Receivables Subsidiaries) in connection with such transactions shall be limited to the extent customary for similar transactions in the applicable jurisdictions (including in a manner consistent with the delivery of a “true sale” or “absolute transfer” opinion with respect to any transfer by any Subsidiary (other than a Special Purpose Securitization Subsidiary)).

“Preferred Redemption Tender Receipt” shall mean the Redemption Tender Receipt, from Great Salt Lake Holdings, LLC and Great Salt Lake Minerals Corporation in the form provided to the Administrative Agent on September 6, 2007.

“Receivables Assets” shall mean accounts receivable (including all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services, no matter how evidenced (including in the form of chattel paper) and whether or not earned by performance) from time to time originated, acquired or otherwise owned by any Subsidiary of Holdings.

“Related Assets” has the meaning set forth in the definition of “Permitted Securitization Financing”.

“Special Purpose Securitization Subsidiary” shall mean a wholly-owned limited purpose Subsidiary of the U.S. Borrower established in connection with, and that engages only in, one or more Permitted Securitization Financings and that is organized in a customary manner intended to reduce the likelihood that it would be substantively consolidated with Holdings, the U.S. Borrower or any of the Subsidiaries in the event Holdings, the U.S. Borrower or any such Subsidiary becomes subject to a proceeding under the Bankruptcy Code (or other insolvency law).

In addition to the foregoing, from and after the effective date of this Amendment, each reference in the Credit Agreement to the terms “Permitted Subordinated Refinancing Indebtedness” and “Permitted Subordinated Refinancing Documents” (including, in each case, in the definitions of those terms) shall be deemed to be a reference to “Permitted Subordinated / Senior Refinancing Indebtedness” and “Permitted Subordinated / Senior Refinancing Documents”, respectively.

SECTION 2. Amendments to Section 2.23.  (a)Section 2.23(a) of the Credit Agreement is hereby amended by (i) deleting the text “4.25” in clause (i)(B) in the proviso of the first sentence thereof and substituting the text “4.75” therefor (ii) deleting the text “and (ii)” in the proviso of the first sentence thereof and substituting the text “(ii) prior to the consummation of the Holdings Merger,” therefor, (iii) adding the following text immediately before the period at the end of such first sentence:

“; and (iii) from and after the consummation of the Holdings Merger, the US Borrower shall, promptly after the US Borrower receives the proceeds from the incurrence of any Incremental Term Loans, utilize the proceeds of such Incremental Term Loans to redeem, repurchase or repay Holdings Notes or Permitted Holdings Refinancing Indebtedness in accordance with Section 7.12(a)(iv) (and, at the option of the US Borrower, pay related transaction costs)”, and (iv) adding the text “Additional Senior Notes and” immediately prior to the text “Additional Senior Subordinated Notes” in the first parenthetical in clause (a) of the second sentence thereof.

(b) Section 2.23(b) of the Credit Agreement is hereby amended by inserting the text “(prior to the consummation of the Holdings Merger)” in the second sentence thereof immediately after the text “executed by Holdings”.

SECTION 3. Amendment to Section 5.08.  Section 5.08 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the text “[Intentionally Omitted]” in lieu thereof.

SECTION 4. Amendments to Section 6.01.  (a)  Section 6.01(c) of the Credit Agreement is hereby amended by deleting the text “(i)” and the text “and (ii) in summary form for each of the four fiscal years immediately following such fiscal year, in each case”.

(b) Section 6.01(d) of the Credit Agreement is hereby amended by (i) deleting the text “and the Consolidated Fixed Charge Coverage Ratio for the four fiscal quarter period ended on such last day” from clause (i)(B) thereof and (ii) inserting the text “prior to the consummation of the Holdings Merger,” in clause (i)(C) thereof immediately before the text “a reasonably detailed summary of the differences”.

SECTION 5. Amendment to Section 6.11.  Section 6.11(a) of the Credit Agreement is hereby amended by inserting the following text immediately before the period at the end of such Section: “), provided that no Special Purpose Securitization Subsidiary shall be subject to the requirements of this Section 6.11(a)”.

SECTION 6. Amendment to Section 6.16.  Section 6.16 of the Credit Agreement is hereby amended by inserting the text “Prior to the consummation of the Holdings Merger,” at the beginning of the first sentence thereof.

SECTION 7. Amendments to Section 6.17.  Section 6.17 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the text “[Intentionally Omitted]” in lieu thereof:

SECTION 8. Amendments to Section 7.01.  (a)Section 7.01(a) of the Credit Agreement is hereby amended by inserting the text “and, in the case of any Special Purpose Securitization Subsidiary, Permitted Securitization Financings” immediately before the period at the end of such Section.

(b) Section 7.01(c) of the Credit Agreement is hereby amended by inserting the text “prior to the consummation of the Holdings Merger,” immediately after the text “to the contrary,”.

SECTION 9. Amendments to Section 7.02.  (a) Section 7.02 (n) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

(n)  the US Borrower or any of its Subsidiaries may effect Permitted Sale-Leaseback Transactions in accordance with the definition thereof; provided that (i) the aggregate amount of all proceeds received by the US Borrower and its Subsidiaries from all Permitted Purchase Money Sale-Leaseback Transactions consummated on and after the Effective Date shall not exceed $25,000,000, (ii) the aggregate amount of all proceeds received by the US Borrower and its Subsidiaries from all Permitted Non-Purchase Money Sale-Leaseback Transactions consummated on and after the Effective Date shall not exceed $50,000,000 and (iii) the Net Sale Proceeds from all such Permitted Sale-Leaseback Transactions are applied to repay Term Loans as provided in Section 2.12(c) and/or reinvested in replacement assets or retained to the extent permitted by Section 2.12(c);

(b) Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of Section 7.02(p), and (ii) inserting the following text immediately before the period at the end of Section 7.02(q):

“;

(r)  the Holdings Merger; provided that (i) no Default or Event of Default has occurred and is continuing at the time of, or will arise after giving effect to, the Holdings Merger and (ii) the Administrative Agent receives, within two Business Days after the date of consummation of the Holdings Merger, a copy of the certificate of merger filed with the Delaware Secretary of State to effect the Holdings Merger certified by the Delaware Secretary of Sate; and

(s) sales of Receivables Assets, Inventory Assets and Related Assets under any Permitted Securitization Financing permitted by Section 7.04(p); and

(t) the Permitted Preferred Stock Redemption.”

SECTION 10. Amendments to Section 7.03.  (a)Section 7.03(j) of the Credit Agreement is hereby amended by inserting the text (i) “(A) prior to the consummation of the Holdings Merger,” immediately prior to the text “any asset of Holdings” and (ii) “(B) at any time,” immediately prior to the text “any other asset”.

(b) Section 7.03(m) of the Credit Agreement is hereby amended by inserting the text (i) “(A) prior to the consummation of the Holdings Merger,” immediately prior to the text “any asset of Holdings” and (ii) “(B) at any time,” immediately prior to the text “any other asset”.

(c) Section 7.03 of the Credit Agreement is hereby amended by deleting the text “and” at the end of Section 7.03(p) and inserting the following text immediately before the period at the end of Section 7.03(q):

“; and

(r) Liens on Receivables Assets, Inventory Assets and Related Assets incurred in connection with any Permitted Securitization Financing permitted pursuant to Section 7.04(p)”.

SECTION 11. Amendments to Section 7.04.  (a)Sections 7.04(f) and (g) of the Credit Agreement are hereby amended by, in each case, deleting each reference to “Guaranty” (other than the last reference) in the proviso thereof and inserting the text “guarantee” in lieu thereof.

(b) Section 7.04(h) of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

“ provided that no Subsidiary of Holdings shall guarantee any Indebtedness or other obligations under the Holdings Notes or any Permitted Holdings Refinancing Indebtedness unless such Subsidiary is a US Credit Party;”.

(c) Sections 7.04(n) and (o) of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting the following in lieu thereof:

(n) unsecured Indebtedness of the US Borrower incurred under any Additional Senior Subordinated Notes and any Additional Senior Subordinated Note Documents or under any Additional Senior Notes and any Additional Senior Note Documents (and any unsecured guaranty of such Indebtedness by any other US Credit Party that is a Subsidiary Guarantor) in an aggregate principal amount not to exceed $200,000,000; provided that (i) at the time of any such issuance of Additional Senior Subordinated Notes or Additional Senior Notes (and after giving effect thereto), (A) no Default or Event of Default shall have occurred and be continuing, (B) on a Pro Forma Basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving effect to the issuance of such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, and the application of the proceeds therefrom (1) the US Borrower shall be in compliance with Section 7.09 and Section 7.10 of this Agreement computed as if such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower and (2) the Adjusted Total Leverage Ratio is less than or equal to 4.75 to 1.00 as of the last day of the most recently ended four fiscal quarters of the US Borrower and (C) the US Borrower has delivered to the Administrative Agent a certificate to the effect set forth in clauses (A) and (B) above, together with all relevant calculations related thereto, and (ii) no Subsidiary of Holdings shall guaranty any Indebtedness or other obligations under such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, unless such Subsidiary is a US Credit Party and, if such Indebtedness arises under Additional Senior Subordinated Notes, such guaranty is subordinated to the guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of such Additional Senior Subordinated Notes;

(o) unsecured Indebtedness of the US Borrower incurred under any Additional Senior Subordinated Notes and any Additional Senior Subordinated Note Documents or under Additional Senior Notes and any Additional Senior Note Documents (and any unsecured guaranty of such Indebtedness by any other US Credit Party that is a Subsidiary Guarantor) in an aggregate principal amount not to exceed $325,000,000 (less the aggregate principal amount of Incremental Term Loans made pursuant to Section 2.23); provided that (i) at the time of any such issuance of Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be (and after giving effect thereto), (A) no Default or Event of Default shall have occurred and be continuing, (B) on a Pro Forma Basis (including, to the extent any Permitted Acquisition or Subsidiary Redesignation has occurred during the applicable Test Period, giving effect to such Permitted Acquisition and/or Subsidiary Redesignation on a Pro Forma Basis) after giving effect to the issuance of such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, and the application of the proceeds therefrom (1) the US Borrower shall be in compliance with Section 7.09 and Section 7.10 of this Agreement computed as if such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, had been outstanding during the most recently ended period of four consecutive fiscal quarters of the US Borrower and (2) the Adjusted Total Leverage Ratio is less than or equal to 4.75 to 1.00 as of the last day of the most recently ended four fiscal quarters of the US Borrower and (C) the US Borrower has delivered to the Administrative Agent a certificate to the effect set forth in clauses (A) and (B) above, together with all relevant calculations related thereto, and (ii) promptly after the date on which Holdings or any of its Subsidiaries receives any Net Cash Proceeds from the issuance of any such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, an amount equal to the amount of such Net Cash Proceeds shall be applied pursuant to Section 7.12(a)(iv) to repay or repurchase Holdings Notes or Permitted Holdings Refinancing Indebtedness; and provided further that no Subsidiary of Holdings shall guaranty any Indebtedness or other obligations under such Additional Senior Subordinated Notes or Additional Senior Notes, as the case may be, unless such Subsidiary is a US Credit Party and, if such Indebtedness arises under Additional Senior Subordinated Notes, such guaranty is subordinated to the guaranty pursuant to the US Collateral and Guaranty Agreement on terms no less favorable to the Lenders than the subordination provisions of such Additional Senior Subordinated Notes; and

(p) Indebtedness of any Special Purpose Securitization Subsidiary incurred under any Permitted Securitization Financing to the extent that the aggregate Financed Amount of all such Permitted Securitization Financings outstanding at any one time does not exceed $50,000,000.

SECTION 12. Amendments to Section 7.05.  Section 7.05 of the Credit Agreement is hereby amended by deleting the text “and” at the end of Section 7.05(o) and inserting the following text immediately before the period at the end of Section 7.05(p):

“;  and

(q) the U.S. Borrower and any of its Subsidiaries may make Investments required in connection with a Permitted Securitization Financing permitted pursuant to Section 7.04(p)”.

SECTION 13. Amendments to Section 7.06.  (a)Sections 7.06(b) and (c) of the Credit Agreement are hereby amended by inserting, in each case, the text “, prior to the consummation of the Holdings Merger,” immediately after the text “US Borrower may”.

(b) Sections 7.06(e), (f), (h), (i), (k) and (l) of the Credit Agreement are hereby amended by inserting, in each case, the text “prior to the consummation of the Holdings Merger,” at the beginning thereof.

(c) Section 7.06(j) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

(j)  (i) prior to the consummation of the Holdings Merger, the US Borrower may pay cash Dividends to Holdings and repurchase the Borrower’s common stock from Holdings, so long as the proceeds thereof are promptly used by Holdings to pay (and Holdings may use such proceeds to pay) regular quarterly cash Dividends with respect to Holdings Common Stock or repurchase common stock and (ii) from and after the consummation of the Holdings Merger, Holdings may pay regular quarterly cash Dividends with respect to Holdings Common Stock or repurchase common stock; provided that no such Dividend or repurchase of common stock under clause (i) or (ii) of this paragraph (j) shall be made unless (A) the aggregate amount of such payments in each fiscal year of the US Borrower does not exceed the sum of (1) $55,000,000 and (2) 50% of Consolidated Net Income (calculated solely for this purpose without regard to clauses (a)(i) through (a)(iii) of the definition of “Consolidated Net Income”) for the immediately preceding fiscal year, (B) at the time of the payment of such Dividends or repurchase of common stock and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (C) on a Pro Forma Basis after giving effect to the payment of such Dividends or repurchase of common stock (1) the US Borrower is in compliance with Section 7.09 and Section 7.10 as of the last day of the most recently ended four fiscal quarters of the US Borrower and (2) the Adjusted Total Leverage Ratio is less than or equal to 4.75 to 1.00 as of the last day of the most recently ended four fiscal quarters of the US Borrower and (D) prior to the payment of any such Dividend or repurchase of common stock, if requested by the Administrative Agent, the Administrative Agent shall have received a certificate, dated the date of the payment of such Dividend and signed by the chief financial officer of the US Borrower, confirming compliance with clauses (A), (B) and (C) above and containing the calculations necessary for demonstrating such compliance;

(d) Section 7.06(k) of the Credit Agreement is hereby amended by (i) deleting the text “(1)” and the text “and (2) the Consolidated Fixed Charge Coverage Ratio is greater than or equal to 1.25 to 1.00 as of the last day of the most recently ended four fiscal quarters of the US Borrower” from clause (D) of Section 7.06(k) and (ii) by deleting the text “and” at the end of Section 7.06(k), deleting the text “.” at the end of Section 7.06(l) and inserting the following text at the end of Section 7.06(l):

“; and

(m)           Great Salt Lake Minerals Corporation may effect the Permitted Preferred Stock Redemption.”

SECTION 14. Amendment to Section 7.07.  Section 7.07 of the Credit Agreement is hereby amended by deleting the text “and” at the end of Section 7.07(f) and inserting the following text immediately before the period at the end of such Section:  “; and (h) transactions pursuant to any Permitted Securitization Financing and the Permitted Preferred Stock Redemption”.

SECTION 15. Amendment to Section 7.09.  Section 7.09 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following in lieu thereof:

“The US Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of the US Borrower ending on or after December 31, 2007, to be less than 2.50:1.00.”

; provided, however, that such amendment shall not affect the obligations of the US Borrower with respect to any period ended on or before November 30, 2007.

SECTION 16. Amendment to Section 7.10.  Section 7.10 of the Credit Agreement is hereby amended by deleting the table at the end thereof and inserting the following table in lieu thereof:

Period	Ratio
December 31, 2007 to March 31, 2008	5.25:1.0
April 1, 2008 to March 31, 2009	5.00:1.0
April 1, 2009 to March 31, 2010	4.75:1.0
April 1, 2010 to Thereafter	4.50:1.0

; provided, however, that such amendment shall not affect the obligations of the US Borrower with respect to any period ended on or before November 30, 2007.

SECTION 17. Amendment to Section 7.11.  (a) Section 7.11(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

(a)  Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year, the US Borrower and any of its Subsidiaries may make Capital Expenditures, so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year the sum of (A) $95,000,000 plus (B) for any fiscal year ending on or after December 31, 2008, for each Acquired Business acquired after December 31, 2007 and prior to the first day of the respective fiscal year, 25% of the Acquired EBITDA of such Acquired Business for the trailing twelve months of such Acquired Business immediately preceding its acquisition for which financial statements for such Acquired Business have been made available to the US Borrower and the Lenders plus (C) for any fiscal year ending on or after December 31, 2008, for each Acquired Business acquired during the respective fiscal year, the amount for such Acquired Business specified in preceding clause (B) multiplied by a percentage, the numerator of which is the number of days in the fiscal year after the date of the respective acquisition and the denominator of which is 365 or 366, as the case may be.

(b)           Section 7.11(b) of the Credit Agreement is hereby amended by deleting the text “set forth in the table above” in such Section.

SECTION 18. Amendment to Section 7.12.  (a) Section 7.12(a) of the Credit Agreement is hereby amended by (i) inserting the text “Additional Senior Notes,” immediately prior to each occurrence of the text “Additional Senior Subordinated Notes” therein, (ii) deleting the text “2.75” in clause (iii)(B) in the proviso thereof and substituting the text “3.25” therefor and (iii) deleting the text “4.25” in clause (iv)(B) in the proviso thereof and substituting the text “4.75” therefor.

(b)           Section 7.12(c) of the Credit Agreement is hereby amended by inserting the text “or of Great Salt Lake Minerals Corporation to amend and restate its articles of incorporation to make conforming changes reflecting the Permitted Preferred Stock Redemption after the consummation thereof” immediately before the period at the end of such Section.

SECTION 19. Amendment to Section 7.14.  Section 7.14 of the Credit Agreement is hereby amended by substituting the text “,” for the text “and” at the end of Section 7.14(N) and inserting the following text immediately before the period at the end of such Section:  “, and (P) customary restrictions with respect to any Special Purpose Securitization Subsidiary contained in any  Permitted Securitization Document entered into in connection with a Permitted Securitization Financing permitted pursuant to Section 7.04(p)”.

SECTION 20. Amendment to Section 8.04.  (a) Section 8.04 of the Credit Agreement is hereby amended by inserting the following text immediately after the text “prior to the stated maturity thereof;” at the end of Section 8.04(b):  “or (c) any event shall occur or condition shall exist the effect of which is to cause, or permit any participant or participants in a Permitted Securitization Financing (or a trustee or agent on behalf of such participant or participants) to cause (determined without regard to whether any notice is required) the purchase of Receivables Assets or Inventory Assets under such Permitted Securitization Financing to terminate prior to the stated maturity thereof;”.

(b) The proviso of Section 8.04 of the Credit Agreement is hereby amended by (i) deleting each occurrence of the text “clause (a) or (b)” in the proviso thereof and inserting the text “clause (a), (b) or (c)” in lieu thereof and (ii) inserting the text “(or, in the case of clause (c), the Financed Amounts then outstanding under such Permitted Securitization Financing)” immediately following the first occurrence of the term “Indebtedness” and inserting the text “(or, in the case of clause (c), such Financed Amounts)” immediately following the second occurrence of the term “Indebtedness”.

SECTION 21. Amendment to Section 10.06.  Section 10.06 of the Credit Agreement is hereby amended by deleting each reference to “Consolidated Fixed Charges” and “Consolidated Fixed Charge Coverage Ratio” contained therein.

SECTION 22. Amendment to Section 10.11.  Section 10.11 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

“Notwithstanding the foregoing, after the consummation of the Permitted Preferred Stock Redemption, the Administrative Agent and/or the Collateral Agent, as applicable, may, without the consent of any other Lender, execute and deliver such releases and/or waivers to the Security Documents as are necessary to reflect the tender, redemption and cancellation of preferred stock certificate No. P10 of Great Salt Lake Minerals Corporation.”

SECTION 23. Amendments to Security Documents; Intercreditor Agreements.  (a)  The Lenders hereby authorize the Administrative Agent or Collateral Agent, as applicable, to enter into, to the extent necessary or desirable in the reasonable judgment of the Administrative Agent or Collateral Agent, as applicable, (i) amendments with respect to the Security Documents in connection with the Holdings Merger or any Permitted Securitization Financing and (ii) an intercreditor agreement with respect to any Permitted Securitization Financing.

(b)          Section 4.03(i) of the US Collateral and Guaranty Agreement is hereby amended by replacing the text “$250,000” in such Section with the text “$2,000,000”.

SECTION 24. Assignment and Assumption Upon Holdings Merger.  Effective immediately upon the consummation of the Holdings Merger, automatically and without further action required by any party hereto or any other Person, Compass Minerals International, Inc. hereby assumes and agrees to comply with all obligations of the US Borrower under the Credit Agreement and under the other Loan Documents (such assumption, the “Assumption”).  On and after the Assumption, Compass Minerals International, Inc. will be bound as the “US Borrower” in all respects by all the terms and conditions of the Credit Agreement (as then amended) and each other Loan Document (as then amended) to which Compass Minerals Group, Inc. was a party immediately prior to the Holdings Merger, as if Compass Minerals International, Inc. were the US Borrower hereunder and thereunder.

SECTION 25. Representations and Warranties.  Each of Holdings and the Borrowers represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) None of the execution, delivery or performance by any of Holdings or the Borrowers of this Amendment or the compliance by any of Holdings or the Borrowers with the terms and provisions hereof (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any Borrower or any of their respective Subsidiaries is a party or by which Holdings or any Borrower or any of their respective Subsidiaries or any of the property or assets of Holdings or any Borrower or any of their respective Subsidiaries are bound or to which Holdings or any Borrower or any of their respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Holdings or any Borrower or any of their respective Subsidiaries.

(c) The representations and warranties of each of Holdings and each Borrower set forth in the Credit Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 26. Amendment Fee.  In consideration of the agreements of the Lenders contained in this Amendment, the US Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment to the Administrative Agent prior to 12:00 p.m., New York City time, on November 30, 2007, an amendment fee in an amount equal to 0.20% of such Lender’s Revolving Loan Commitments and outstanding Term Loans as of such date.

SECTION 27. Conditions to Effectiveness.  This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, each Borrower and the Required Lenders and (b) all fees and expenses required to be paid or reimbursed by the US Borrower under or in connection with the Credit Agreement shall have been paid or reimbursed, as applicable.

SECTION 28. Credit Agreement.  Except as specifically set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, Holdings or any Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall be a Credit Document for all purposes.

SECTION 29. Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 30. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when

SECTION 31. taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 32. Expenses.  The US Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 33. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.,
by

Name: Title:

COMPASS MINERALS GROUP, INC., as US Borrower,
by

Name: Title:

SIFTO CANADA CORP., as Canadian Borrower,
by

Name: Title:

SALT UNION LIMITED, as UK Borrower,
by

Name: Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender,
by

Name: Title:

Signature Page to Compass Minerals Credit Agreement Amendment No. 2

Each of the following Credit Parties hereby acknowledges and agrees to the amendment to the US Collateral and Guaranty Agreement set forth in Section 23(b) of this Amendment.

CAREY SALT COMPANY,
by

Name:
Title:

GREAT SALT LAKE MINERALS CORPORATION,
by

Name:
Title:

GSL CORPORATION,
by

Name:
Title:

NAMSCO INC.,
by

Name:
Title:

NORTH AMERICAN SALT COMPANY,
by

Name:
Title:

COMPASS RESOURCES, INC.,
by

Name:
Title:

GREAT SALT LAKE HOLDINGS, LLC,
by

Name:
Title:

Signature Page to Compass Minerals Credit Agreement Amendment No. 2

SIGNATURE PAGE TO AMENDMENT NO. 2, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, TO COMPASS MINERALS INTERNATIONAL, INC. CREDIT AGREEMENT

To Approve the Amendment:
Name of Institution:

by
Name:
Title:

Signature Page to Compass Minerals Credit Agreement Amendment No. 2